EXHIBIT (8)(b)(5)

AMENDMENT No. 10 to PARTICIPATION AGREEMENT

(AMERICAN FUNDS)

Amendment No. 10

to the

Fund Participation Agreement (the “Agreement”)

dated as of January 28, 2005

Among

Transamerica Life Insurance Company,

American Funds Insurance Series and

Capital Research and Management Company

THIS AMENDMENT is entered into as of this 1st day of May, 2016 among Transamerica Life Insurance Company (the “Company”), on behalf of itself and certain of its separate accounts); AMERICAN FUNDS INSURANCE SERIES (“Series”); and CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”). Capitalized terms used herein and no otherwise defined shall be given the definition ascribed such term in the Agreement.

WHEREAS, the parties desire to further amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. Attachment A is deleted in its entirety and replaced with the attached Attachment A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: May 1, 2016

TRANSAMERICA LIFE INSURANCE COMPANY		CAPITAL RESEARCH AND MANAGEMENT COMPANY
on behalf of itself and each Account

By:	/s/ John Mallett	By:	/s/ Walter R. Burkley
Name:	John Mallett	Name:	Walter R. Burkley
Title:	Vice President	Title:	Sr. Vice President and Sr. Counsel
Date:		Date:	3-17-16

AMERICAN FUNDS INSURANCE SERIES
By:	/s/ Steven I. Koszalka
Name:	Steven I. Koszalka
Title:	Secretary
Date:	3-17-16

ATTACHMENT A

Revised May 1, 2016

SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and Date Established by the Board of Directors	Contracts	Portfolios
PFL Corporate Account One Est. August 10, 1998	Advantage V Variable Universal Life Policy Advantage VI Variable Universal Life Policy

•    Asset Allocation Fund – Class 2 Shares

•    Blue Chip Income and Growth Fund – Class 2 Shares

•    Bond Fund – Class 2 Shares

•    Global Growth Fund – Class 2 Shares

•    Global Growth & Income Fund – Class 2 Shares

•    Global Small Capitalization Fund – Class 2 Shares

•    Growth Fund – Class 2 Shares

•    Growth-Income Fund – Class 2 Shares

•    High-Income Bond Fund – Class 2 Shares

•    International Fund – Class 2 Shares

•    New World Fund – Class 2 Shares

•    Ultra-Short-Term Bond Fund – Class 2 Shares

•    U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Transamerica Corporate Separate Account Sixteen June 16, 2003	Advantage X Variable Universal Life Policy

•    Asset Allocation Fund – Class 2 Shares

•    Blue Chip Income and Growth Fund – Class 2 Shares

•    Bond Fund – Class 2 Shares

•    Global Growth Fund – Class 2 Shares

•    Global Growth & Income Fund – Class 2 Shares

•    Global Small Capitalization Fund – Class 2 Shares

•    Growth Fund – Class 2 Shares

•    Growth-Income Fund – Class 2 Shares

•    High-Income Bond Fund – Class 2 Shares

•    International Fund – Class 2 Shares

•    New World Fund – Class 2 Shares

•    Ultra-Short-Term Bond Fund – Class 2 Shares

•    U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Separate Account VA-1 December 4, 1986	Prime Investor Variable Annuity

•    Growth Fund – Class 1 Shares

•    Growth-Income Fund – Class 1 Shares

•    High-Income Bond Fund – Class 1 Shares

•    Ultra-Short-Term Bond Fund – Class 1 Shares

•    U.S. Government/AAA-Rated Securities Fund – Class 1 Shares

Name of Separate Account and Date Established by the Board of Directors	Contracts	Portfolios
Separate Account VA B January 19, 1990

Transamerica Variable Annuity Series

Transamerica Variable Annuity

O-Share

Partners Variable Annuity Series

Transamerica AxiomSM II

Transamerica Advisor EliteSM II

Transamerica AxiomSM Variable Annuity

Transamerica FreedomSM Variable Annuity

Transamerica LandmarkSM Variable Annuity

Transamerica LibertySM Variable Annuity

Transamerica ExtraSM Variable Annuity

Transamerica Advisor EliteSM Variable Annuity

• Asset Allocation Fund – Class 2 Shares • Bond Fund – Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund – Class 2 Shares • International Fund – Class 2 Shares

	MEMBERS® Variable Annuity Series MEMBERS® FreedomSM Variable Annuity MEMBERS® LandmarkSM Variable Annuity MEMBERS® LibertySM Variable Annuity MEMBERS® ExtraSM Variable Annuity	• Asset Allocation Fund – Class 2 Shares • Bond Fund – Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund – Class 2 Shares

Transamerica Separate Account R3 November 23, 2009	Advantage R3 Variable Adjustable Life Insurance Policy

•    Asset Allocation Fund – Class 2 Shares

•    Blue Chip Income and Growth Fund – Class 2 Shares

•    Bond Fund – Class 2 Shares

•    Global Growth Fund – Class 2 Shares

•    Global Growth & Income Fund – Class 2 Shares

•    Global Small Capitalization Fund – Class 2 Shares

•    Growth Fund – Class 2 Shares

•    Growth-Income Fund – Class 2 Shares

•    High-Income Bond Fund – Class 2 Shares

•    International Fund – Class 2 Shares

•    New World Fund – Class 2 Shares

•    Ultra-Short-Term Bond Fund – Class 2 Shares

•    U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Separate Account VUL-3 November 30, 1999	Transamerica Journey	• Growth Fund – Class 2 Shares • Growth-Income Fund – Class 2 Shares • International Fund – Class 2 Shares

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